UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Diversified International Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified International Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Diversified International Fund (formerly, Dreyfus Diversified International Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Diversified International Fund’s (formerly, Dreyfus Diversified International Fund) Class A shares produced a total return of 10.40%, Class C shares returned 9.61%, Class I shares returned 10.83%, and Class Y shares returned 10.87%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 11.04% for the same period.2

Global stocks advanced over the reporting period in an environment of slowing global economic growth trends, steady corporate earnings and easing central bank policy in major, developed markets. The fund slightly underperformed the Index, mainly due to unfavorable performance from two of its underlying funds.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio managers based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio managers determine the underlying funds. As of October 31, 2019, the fund’s market value was allocated as follows:

Underlying Funds

BNY Mellon International Equity Fund:     22.0%

BNY Mellon International Core Equity Fund:     38.1%

BNY Mellon International Stock Fund:     28.1%

BNY Mellon International Small Cap Fund:      7.3%

BNY Mellon Emerging Markets Securities Fund:     4.5%

Global Slowdown Leads to a Strong Response From Central Banks

Global equity markets tumbled significantly towards the end of 2018, but reached new all-time highs by the end of the reporting period. Global stocks began the period with a double-digit decline in December 2018, yet ended the 12-month reporting period with a gain of more than 12%. Bonds also rallied after the Federal Reserve (the “Fed”) capitulated on any further interest-rate hikes in 2019 and ended the quantitative tightening (QT) program in the fall of 2019.

Fiscal stimulus, led by tax cuts in the U.S., fostered increased expectations of higher growth and corporate profits through 2018 and into 2019. The fiscal stimulus, combined with a robust labor market, continued to lead the Fed toward policy normalization. The Fed hiked short-term interest rates four times in quarter-point increments in 2018, bringing the target range of the federal funds rate to 2.25%–2.50%. However, toward the end of 2018, the market began to expect a significant global growth slowdown in early 2019. Furthermore, the market feared that future Fed rate hikes and QT actions would tip the economy into recession.

The eruption of volatility after the December 2018 rate hike got the attention of Fed Chairman Jerome Powell, and in his January press conference, he began to make it clear that the Fed would alter its plans

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

should growth expectations fall. This signal from the Fed led to a sharp rebound in markets and, by March 2019, the Fed capitulated on any further rate hikes in 2019 and announced its plan to end QT by the fall. By the end of the reporting period, the Fed had cut the federal funds target rate three times, bringing it to a range of 1.50%–1.75%. Other major central banks around the world also became more supportive in light of economic sluggishness, especially in the manufacturing sector.

As fears of a significant growth slowdown eased in the latter half of the reporting period, and prospects brightened for an interim U.S.-China trade agreement, volatility retreated, and additional positive economic and geopolitical data emerged. The U.S. economy proved to be the bulwark for global growth, as economic growth averaged around 2.0%, when many had feared a recession was imminent.

Underlying Fund Performance Hindered Fund Results

The fund’s underperformance versus the benchmark came largely as a result of unfavorable results from BNY Mellon International Equity Fund, which lagged its benchmark due to exposure to European banks. BNY Mellon International Core Equity Fund also detracted from performance, lagging its benchmark.

On a more positive note, the fund’s allocation to BNY Mellon International Stock Fund was beneficial. This fund outperformed its benchmark on strong stock selection in the health care, materials and industrials sectors. BNY Mellon International Small Cap Fund also outperformed its benchmark, contributing marginally to the fund’s performance.

The fund made no changes to its allocations among the underlying funds during the reporting period.

Maintaining a Well-Diversified Investment Posture

Although global economic growth appears to be moderating, we believe the fund is well positioned to perform well in most market conditions. In this environment, we strive to maintain a broadly diversified portfolio designed to participate in market gains, while mitigating downside risks through balanced exposure to the Index’s various market sectors.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an expense limitation agreement by BNY Mellon Investment Adviser, Inc. through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging market countries.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Diversified International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class A, Class C, and Class I shares of BNY Mellon Diversified International Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, and Class I shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified International Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Diversified International Fund on 10/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/18/07	4.03%	2.64%	4.26%
without sales charge	12/18/07	10.40%	3.87%	4.88%
Class C shares
with applicable redemption charge†	12/18/07	8.61%	3.10%	4.11%
without redemption	12/18/07	9.61%	3.10%	4.11%
Class I shares	12/18/07	10.83%	4.23%	5.20%
Class Y shares	10/1/15	10.87%	4.24%††	5.21%††
MSCI EAFE Index		11.04%	4.31%	5.41%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$1.79	$5.61	$.41	$.20
Ending value (after expenses)	$1,028.20	$1,021.90	$1,030.50	$1,030.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$1.79	$5.60	$.41	$.20
Ending value (after expenses)	$1,023.44	$1,019.66	$1,024.80	$1,025.00

†  Expenses are equal to the fund’s annualized expense ratio of .35% for Class A, 1.10% for Class C, .08% for Class I and .04% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2019

Description	Shares		Value ($)
Investment Companies - 98.9%
Foreign Equity - 98.9%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	3,941,836	[a]	39,970,216
BNY Mellon International Core Equity Fund, Cl. Y	8,566,926	[a]	335,395,150
BNY Mellon International Equity Fund, Cl. Y	9,364,950	[a]	193,948,127
BNY Mellon International Small Cap Fund, Cl. Y	4,532,775	[a]	63,866,796
BNY Mellon International Stock Fund, Cl. Y	12,115,996	[a]	247,893,284
Total Investments (cost $642,911,128)	98.9%		881,073,573
Cash and Receivables (Net)	1.1%		9,845,490
Net Assets	100.0%		890,919,063

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	37,480,209	2,364,461	3,249,668	(289,317)
BNY Mellon International Core Equity Fund, CI. Y	319,910,519	22,325,616	27,847,410	(1,433,888)
BNY Mellon International Equity Fund, CI. Y	207,402,501	14,782,504	36,540,434	322,726
BNY Mellon International Small Cap Fund, CI. Y	60,477,572	9,686,039	4,549,535	(595,810)
BNY Mellon International Stock Fund, CI. Y	197,167,244	29,716,459	14,948,472	(119,148)
Total	822,438,045	78,875,079	87,135,519	(2,115,437)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	3,664,531	39,970,216	4.5	338,040
BNY Mellon International Core Equity Fund, CI. Y	22,440,313	335,395,150	37.6	6,519,530
BNY Mellon International Equity Fund, CI. Y	7,980,830	193,948,127	21.8	4,245,114
BNY Mellon International Small Cap Fund, CI. Y	(1,151,470)	63,866,796	7.2	6,849,049
BNY Mellon International Stock Fund, CI. Y	36,077,201	247,893,284	27.8	3,252,759
Total	69,011,405	881,073,573	98.9	21,204,492

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	642,911,128	881,073,573
Cash		9,917,651
Receivable for shares of Common Stock subscribed		248,469
Receivable for investment securities sold		134,193
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		14,925
Prepaid expenses		55,652
		891,444,463
Liabilities ($):
Payable for shares of Common Stock redeemed		421,022
Directors fees and expenses payable		18,100
Other accrued expenses		86,278
		525,400
Net Assets ($)		890,919,063
Composition of Net Assets ($):
Paid-in capital		676,274,335
Total distributable earnings (loss)		214,644,728
Net Assets ($)		890,919,063

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,888,925	206,667	35,680,699	849,142,772
Shares Outstanding	448,051	15,801	2,709,154	64,538,403
Net Asset Value Per Share ($)	13.14	13.08	13.17	13.16

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Interest	176,044
Cash dividends from affiliated issuers	14,483,853
Total Income	14,659,897
Expenses:
Shareholder servicing costs—Note 3(c)	263,223
Directors’ fees and expenses—Note 3(d)	86,621
Professional fees	80,545
Registration fees	63,569
Loan commitment fees—Note 2	19,972
Prospectus and shareholders’ reports	13,741
Distribution fees—Note 3(b)	2,377
Custodian fees—Note 3(c)	871
Miscellaneous	33,096
Total Expenses	564,015
Less—reduction in expenses due to undertaking—Note 3(a)	(224,082)
Net Expenses	339,933
Investment Income—Net	14,319,964
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(2,115,437)
Capital gain distributions from affiliated issuers	6,720,639
Net Realized Gain (Loss)	4,605,202
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	69,011,405
Net Realized and Unrealized Gain (Loss) on Investments	73,616,607
Net Increase in Net Assets Resulting from Operations	87,936,571

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	14,319,964	12,378,667
Net realized gain (loss) on investments	4,605,202	(345,874)
Net change in unrealized appreciation (depreciation) on investments	69,011,405	(79,456,540)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,936,571	(67,423,747)
Distributions ($):
Distributions to shareholders:
Class A	(90,233)	(79,249)
Class C	(1,950)	(3,364)
Class I	(605,355)	(359,645)
Class Y	(14,753,622)	(11,905,041)
Total Distributions	(15,451,160)	(12,347,299)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,671,839	2,132,691
Class C	-	190,181
Class I	15,352,043	17,117,208
Class Y	112,094,721	94,445,973
Distributions reinvested:
Class A	84,422	74,126
Class C	1,901	3,364
Class I	479,929	283,440
Class Y	2,046,186	1,565,418
Cost of shares redeemed:
Class A	(2,675,288)	(2,472,154)
Class C	(233,715)	(96,949)
Class I	(14,691,172)	(8,020,313)
Class Y	(128,319,771)	(77,644,086)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(14,188,905)	27,578,899
Total Increase (Decrease) in Net Assets	58,296,506	(52,192,147)
Net Assets ($):
Beginning of Period	832,622,557	884,814,704
End of Period	890,919,063	832,622,557

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	135,839	160,450
Shares issued for distributions reinvested	7,498	5,503
Shares redeemed	(216,617)	(189,750)
Net Increase (Decrease) in Shares Outstanding	(73,280)	(23,797)
Class Cb
Shares sold	-	14,306
Shares issued for distributions reinvested	168	250
Shares redeemed	(18,894)	(7,344)
Net Increase (Decrease) in Shares Outstanding	(18,726)	7,212
Class Ia
Shares sold	1,250,445	1,294,141
Shares issued for distributions reinvested	42,698	21,042
Shares redeemed	(1,206,008)	(599,345)
Net Increase (Decrease) in Shares Outstanding	87,135	715,838
Class Ya
Shares sold	9,333,860	7,099,351
Shares issued for distributions reinvested	182,207	116,388
Shares redeemed	(10,564,565)	(5,846,853)
Net Increase (Decrease) in Shares Outstanding	(1,048,498)	1,368,886

[a] During the period ended October 31, 2019, 1,111 Class A shares representing $14,086 were exchanged for 1,111 Class I shares and 770,497 Class Y shares representing $9,561,615 were exchanged for 769,688 Class I shares. During the period ended October 31, 2018, 711,894 Class Y shares representing $9,363,738 were exchanged for 711,209 Class I shares.

[b] During the period ended October 31, 2018, 148 Class C shares representing $1,969 were automatically converted to 147 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.09	13.25	10.91	11.23	11.57
Investment Operations:
Investment income—net[a]	.17	.14	.20	.09	.19
Net realized and unrealized gain (loss) on investments	1.06	(1.16)	2.25	(.32)	(.33)
Total from Investment Operations	1.23	(1.02)	2.45	(.23)	(.14)
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.11)	(.09)	(.20)
Net asset value, end of period	13.14	12.09	13.25	10.91	11.23
Total Return (%)[b]	10.40	(7.79)	22.70	(2.08)	(1.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	4.08	3.15	2.73	1.78	1.57
Ratio of net expenses to average net assets[c]	.40	.40	.39	.39	.40
Ratio of net investment income to average net assets[c]	1.41	1.07	1.74	.84	1.64
Portfolio Turnover Rate	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	5,889	6,302	7,223	10,778	11,228

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.00	13.22	10.86	11.17	11.51
Investment Operations:
Investment income (loss)—net[a]	.12	.01	(.03)	(.01)	.12
Net realized and unrealized gain (loss) on investments	1.02	(1.12)	2.39	(.30)	(.34)
Total from Investment Operations	1.14	(1.11)	2.36	(.31)	(.22)
Distributions:
Dividends from investment income—net	(.06)	(.11)	-	-	(.12)
Net asset value, end of period	13.08	12.00	13.22	10.86	11.17
Total Return (%)[b]	9.61	(8.48)	21.73	(2.78)	(1.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.43	1.34	1.54	1.59	1.48
Ratio of net expenses to average net assets[c]	1.15	1.15	1.14	1.14	1.15
Ratio of net investment income (loss) to average net assets[c]	.97	.11	(.26)	(.05)	1.02
Portfolio Turnover Rate	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	207	414	361	130	139

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

16

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.12	13.28	10.94	11.27	11.60
Investment Operations:
Investment income—net[a]	.21	.16	.11	.41	.22
Net realized and unrealized gain (loss) on investments	1.06	(1.14)	2.38	(.61)	(.31)
Total from Investment Operations	1.27	(.98)	2.49	(.20)	(.09)
Distributions:
Dividends from investment income—net	(.22)	(.18)	(.15)	(.13)	(.24)
Net asset value, end of period	13.17	12.12	13.28	10.94	11.27
Total Return (%)	10.83	(7.51)	23.11	(1.77)	(.75)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.08	.07	.09	.05	.03
Ratio of net expenses to average net assets[b]	.08	.07	.09	.04	.03
Ratio of net investment income to average net assets[b]	1.68	1.25	.88	3.76	1.96
Portfolio Turnover Rate	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	35,681	31,776	25,310	12,802	715,214

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.11	13.27	10.94	11.26	10.53
Investment Operations:
Investment income (loss)—net[b]	.21	.18	.17	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investments	1.07	(1.15)	2.32	(.19)	.73
Total from Investment Operations	1.28	(.97)	2.49	(.19)	.73
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.16)	(.13)	-
Net asset value, end of period	13.16	12.11	13.27	10.94	11.26
Total Return (%)	10.87	(7.48)	23.12	(1.71)	6.93[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.04	.03	.04	.03	2.42[f]
Ratio of net expenses to average net assets[e]	.04	.03	.04	.03	.21[f]
Ratio of net investment income (loss) to average net assets[e]	1.70	1.37	1.45	(.03)	(.21)[f]
Portfolio Turnover Rate	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	849,143	794,131	851,921	811,498	1

a From October 1, 2015 (commencement of initial offering) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not Annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Diversified International Fund to BNY Mellon Diversified International Fund, and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Investment Companies	881,073,573	-	-	881,073,573

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

21

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $55,425, undistributed capital gains $136,042 and unrealized appreciation $214,453,261.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $15,451,160 and $12,347,299, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

22

is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund and underlying funds (acquired funds) operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $224,082 during the period ended October 31, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $2,377 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

23

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2019, Class A and Class C shares were charged $15,153 and $792, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $6,335 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $871 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $9,288 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $153, Shareholder Services Plan fees of $1,271, custodian fees of $408, Chief Compliance Officer fees of $3,603 and transfer agency fees of $975, which are offset against an expense reimbursement currently in effect in the amount of $21,335.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2019, amounted to $78,875,079 and $87,135,519, respectively.

24

At October 31, 2019, the cost of investments for federal income tax purposes was $666,620,312; accordingly, accumulated net unrealized appreciation on investments was $214,453,261, consisting of all gross unrealized appreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Diversified International Fund (formerly, Dreyfus Diversified International Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified International Fund (the “Fund”) (formerly, Dreyfus Diversified International Fund) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2019:

- the total amount of taxes paid to foreign countries was $2,148,749

- the total amount of income sourced from foreign countries was $14,483,853

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. For the fiscal year ended October 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,483,853 represents the maximum amount that may be considered qualified dividend income. Also the fund hereby reports 93.40% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction.

27

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1991)Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

28

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

31

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

BNY Mellon Diversified International Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6209AR1019

BNY Mellon Global Real Estate Securities Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Estate Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Real Estate Securities Fund (formerly, Dreyfus Global Real Estate Securities Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Global Real Estate Securities Fund’s (formerly, Dreyfus Global Real Estate Securities Fund) Class A shares produced a total return of 21.39%, Class C shares returned 20.61%, Class I shares returned 21.79% and Class Y shares returned 21.81%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of 20.29% for the same period.2

Real estate-related securities posted strong returns over the reporting period, on average, amid a steady global economy and accommodative monetary policies in most markets. The fund outperformed the benchmark due to favorable stock selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets in publicly traded equity securities of companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least ten different countries. The fund also may invest in equity securities of companies located in emerging markets and in equity securities of companies of any market capitalization. Our proprietary approach quantifies investment opportunity, both from a real estate and stock perspective.

Real Estate Equities Post Robust Gains

Real estate investment trusts (REITs) performed well during the reporting period, after a couple of years of poor performance resulting from rising interest rates. The yield on the 10-year Treasury declined sharply from approximately 3.1% to about 1.7% over the past 12 months, fueling returns in the REIT market. Nevertheless, the spread of REIT yields over Treasury yields remained wider than normal, potentially providing a cushion if Treasury rates should rise.

Early in the reporting period, stocks generally declined as the Federal Reserve (the “Fed”) maintained its hawkish stance on interest rates, and investors began to expect the economy to slow. The Fed’s decision to back away from its tightening stance, however, resulted in a strong rebound beginning late in 2018 and continuing into 2019.

REITs in the U.S. and certain other markets benefited somewhat early in the reporting period, as investors moved into income-generating stocks in a “flight to safety” on the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

perception of a slowing global economy. Later, U.S. REITs experienced some volatility when it appeared that the Fed would continue to raise short-term interest rates, but the sector recovered strongly when the Fed adopted a more accommodative position, and the sector continued to post gains into 2019.

Similarly, overseas markets declined early in the reporting period on the expectation of continued monetary tightening. In many international markets, however, this expectation lessened, and investors began to see the possibility that rates would stay low for a considerable period. This shift in expectations resulted in a recovery in the real estate sector, and accommodative monetary policies in major developed markets have continued to benefit real estate securities.

The leading markets over this period were Singapore and Japan, two of the most yield-oriented markets, with returns of more than 30%. Political turmoil in Hong Kong caused it to be among the lagging markets, while weak retail and rent-control measures in Germany weighed on the European Union. The UK also lagged significantly, largely due to concerns about Brexit and an ongoing surge in online spending, which hurt the brick-and-mortar sector.

Security Selections Bolstered Fund Performance

The fund’s performance over the reporting period was supported by our security selection strategy across most markets. Stock selection was strongest in the UK, followed by Singapore, Europe and the U.S. Stock selection in these markets added approximately 800, 500, 300 and 300 basis points (bps), respectively, to returns.

On the other hand, selection lagged in Canada and Australia. Stock selection in Canada detracted approximately 1,000 bps from the fund’s returns, and selection in Australia hurt returns by 400 bps.

Low Rates Should Persist, Benefiting Real Estate Markets

We have continued to identify what we believe are attractive investment opportunities in an environment of moderate global economic growth. We believe interest rates will remain low over the next few years, which should benefit real estate markets. The risk of a global slowdown is greater today than it was a year ago; however, real estate stocks should be defensive in a weakening global economy due to the long lease duration of their assets coupled with low financial leverage on the liability side. In addition, trade tensions, political turmoil in Hong Kong, uncertainty about the outcome of the U.S. presidential election, and the outcome of Brexit could weigh on markets in the coming months. Alternatively, the removal of some or all of these disruptions could ultimately lead the market higher.

Despite the strong returns during the reporting period, valuations remain attractive, and we believe real estate securities should continue to do well. We believe non-cyclical sectors, such as health care and certain retail and industrial segments, are most attractive. We remain underweight in discretionary retail worldwide and overweight in affordable housing as well

4

as core logistics, an industrial segment. We have also concentrated on prime markets and coastal areas.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investment in forward exchange contracts may also affect fund performance. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 1, 2020, at which time it may be extended, terminated, or modified. The fund performance returns stated reflect the fee waiver, without which, the returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $10,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon Global Real Estate Securities Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $1,000,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Real Estate Securities Fund on 10/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception	1 Year	5 Years
	Date			10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	14.40%	5.24%	8.39%
without sales charge	12/29/06	21.39%	6.50%	9.03%
Class C shares
with applicable redemption charge †	9/13/08	19.61%	5.73%	8.26%
without redemption	9/13/08	20.61%	5.73%	8.26%
Class I shares	12/29/06	21.79%	6.77%	9.39%
Class Y shares	7/1/13	21.81%	6.82%	9.11%	††
FTSE EPRA/NAREIT Developed Index (Net)		20.29%	5.97%	9.03%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.86	$10.80	$5.54	$5.33
Ending value (after expenses)	$1,093.50	$1,089.90	$1,094.90	$1,094.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.61	$10.41	$5.35	$5.14
Ending value (after expenses)	$1,018.65	$1,014.87	$1,019.91	$1,020.11

†  Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
October 31, 2019

Description	Shares	Value ($)
Common Stocks - 99.4%
Australia - 3.5%
Dexus	1,050,450	8,667,809
Goodman Group	375,300	3,722,881
Scentre Group	2,666,260	7,039,488
Stockland	1,237,710	4,172,223
The GPT Group	634,560	2,602,732
		26,205,133
Belgium - 1.3%
Aedifica	42,790	5,144,613
Warehouses De Pauw	25,030	4,639,632
		9,784,245
Canada - 3.0%
Allied Properties Real Estate Investment Trust	76,030	3,092,922
Boardwalk Real Estate Investment Trust	141,090	4,679,076
Canadian Apartment Properties REIT	74,723	3,111,236
Chartwell Retirement Residences	368,090	4,119,389
Granite Real Estate Investment Trust	99,340	4,919,106
RioCan Real Estate Investment Trust	126,034	2,529,101
		22,450,830
France - 1.3%
Gecina	23,070	3,957,270
Klepierre	86,420	3,218,269
Unibail-Rodamco-Westfield	17,350	2,682,941
		9,858,480
Germany - 5.2%
Deutsche Wohnen	157,090	5,907,828
LEG Immobilien	57,790	6,632,233
TAG Immobilien	226,250	5,495,892
TLG Immobilien	117,684	3,445,390
Vonovia	325,470	17,318,572
		38,799,915
Hong Kong - 6.1%
CK Asset Holdings	1,262,307	8,811,719
Hang Lung Properties	868,000	1,911,916
Hongkong Land Holdings	818,500	4,501,750
Hysan Development	615,000	2,429,093
Link REIT	864,500	9,427,258
New World Development	2,919,470	4,187,730
Sun Hung Kai Properties	751,000	11,395,415
Swire Properties	951,000	2,997,684
		45,662,565

10

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Ireland - .3%
Irish Residential Properties REIT	1,206,330		2,362,557
Japan - 12.0%
Activia Properties	618		3,261,968
Advance Residence Investment	652		2,167,497
Comforia Residential REIT	1,058		3,448,616
Daiwa Office Investment	484		3,858,913
Ichigo Office REIT Investment	4,292		4,415,605
Japan Excellent	2,806		4,830,405
Japan Hotel REIT Investment	5,451		4,527,778
Japan Real Estate Investment	886		6,046,690
Japan Retail Fund Investment	2,091		4,879,452
Kenedix Retail REIT	414		1,140,906
Mitsubishi Estate	552,300		10,778,519
Mitsui Fudosan	538,500		13,867,659
Mitsui Fudosan Logistics Park	608		2,536,383
Nippon Prologis REIT	1,908		5,335,827
Orix JREIT	2,645		5,986,091
Sumitomo Realty & Development	137,030		5,003,327
Tokyu Fudosan Holdings	433,039		2,891,204
Tokyu REIT	2,404		4,630,355
			89,607,195
Luxembourg - .6%
Aroundtown	526,880		4,446,003
Netherlands - .4%
NSI	72,740		3,322,147
Norway - .5%
Entra	253,700	[a]	3,796,058
Singapore - 2.6%
Ascott Residence Trust	1,837,800		1,864,210
CapitaLand	2,131,300		5,639,810
Frasers Centrepoint Trust	1,310,860		2,649,759
Mapletree Industrial Trust	1,528,700		2,865,364
Mapletree Logistics Trust	2,928,310		3,616,128
Suntec Real Estate Investment Trust	1,857,285		2,539,270
			19,174,541
Spain - .9%
Inmobiliaria Colonial Socimi	538,420		6,953,788
Sweden - 1.7%
Fabege	269,340		4,016,794
Fastighets AB Balder, CI. B	88,870	[b]	3,442,255
Kungsleden	582,250		5,288,413
			12,747,462

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
United Kingdom - 4.6%
Assura	3,662,060		3,548,250
Derwent London	53,580		2,463,872
Empiric Student Property	2,874,250		3,499,770
Grainger	771,040		2,564,833
Land Securities Group	458,571		5,583,693
Safestore Holdings	190,748		1,730,833
Segro	1,088,200		11,899,842
The PRS REIT	1,575,720		1,816,587
Tritax Big Box REIT	663,150		1,291,094
			34,398,774
United States - 55.4%
Alexandria Real Estate Equities	45,731	[c]	7,259,796
American Homes 4 Rent, Cl. A	310,230	[c]	8,211,788
Americold Realty Trust	186,014	[c,d]	7,457,301
Apartment Investment & Management, Cl. A	155,150	[c]	8,514,632
Boston Properties	62,820	[c]	8,618,904
Brandywine Realty Trust	208,370	[c]	3,183,894
Brixmor Property Group	206,880	[c]	4,555,498
Camden Property Trust	53,950	[c]	6,170,261
CareTrust REIT	147,760	[c]	3,581,702
Columbia Property Trust	330,060	[c]	6,772,831
CyrusOne	108,735	[c]	7,750,631
DiamondRock Hospitality	296,270	[c,d]	2,956,775
Digital Realty Trust	42,580	[c]	5,409,363
Empire State Realty Trust, Cl. A	527,230	[c]	7,629,018
Equinix	9,840	[c]	5,577,115
Equity Residential	267,560	[c]	23,721,870
Extra Space Storage	100,728	[c]	11,308,733
Federal Realty Investment Trust	44,690	[c]	6,078,287
Healthcare Trust of America, Cl. A	135,052	[c]	4,186,612
Healthpeak Properties	640,720		24,103,886
Host Hotels & Resorts	550,550	[c]	9,023,514
Invitation Homes	379,680	[c]	11,690,347
Iron Mountain	249,190	[c,d]	8,173,432
JBG SMITH Properties	312,770	[c]	12,592,120
Kilroy Realty	133,942	[c]	11,241,752
Life Storage	29,981	[c]	3,265,531
Mack-Cali Realty	165,087	[c]	3,536,164
Mid-America Apartment Communities	45,038	[c]	6,259,832
Omega Healthcare Investors	156,980	[c,d]	6,913,399
Park Hotels & Resorts	209,490	[c]	4,870,643
Prologis	479,590	[c]	42,088,818

12

Description		Shares		Value ($)
Common Stocks - 99.4% (continued)
United States - 55.4% (continued)
Public Storage		36,266	[c]	8,082,241
Realty Income		196,370	[c]	16,061,102
Retail Properties of America, Cl. A		785,350	[c]	10,806,416
Senior Housing Properties Trust		195,078	[c]	1,936,149
Simon Property Group		84,806	[c]	12,778,568
STORE Capital		184,368	[c]	7,466,904
Sun Communities		86,730	[c]	14,106,634
Taubman Centers		115,340	[c]	4,126,865
The Macerich Company		90,700	[c,d]	2,494,250
UDR		290,730	[c]	14,609,182
Ventas		290,860	[c]	18,934,986
VEREIT		1,353,320	[c]	13,316,669
VICI Properties		164,630	[c]	3,877,037
WP Carey		32,390	[c]	2,981,823
				414,283,275
Total Common Stocks (cost $615,607,108)				743,852,968
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,557,332)	1.79	3,557,332	[e]	3,557,332

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,954,597)	1.79	6,954,597	[e]	6,954,597
Total Investments (cost $626,119,037)		100.8%		754,364,897
Liabilities, Less Cash and Receivables		(.8%)		(6,228,715)
Net Assets		100.0%		748,136,182

REIT—Real Estate Investment Trust

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $3,796,058 or .51% of net assets.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $25,148,856 and the value of the collateral was $26,460,463, consisting of cash collateral of $6,954,597 and U.S. Government & Agency securities valued at $19,505,866.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	98.9
Investment Companies	1.4
Health Care Equipment & Services	.5
100.8

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,724,066	93,368,670	92,535,404	3,557,332.5		61,798
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	11,238,980	4,284,383	6,954,597.9		-
Total	2,724,066	104,607,650	96,819,787	10,511,929	1.4	61,798

See notes to financial statements.

15

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
State Street Bank and Trust Company
Singapore Dollar	758,300	United States Dollar	556,701	11/1/19	692
Japanese Yen	35,700	United States Dollar	328	11/1/19	3
Japanese Yen	5,000,000	United States Dollar	46,304	11/5/19	10
Gross Unrealized Appreciation					705

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $25,148,856)—Note 1(c):
Unaffiliated issuers	615,607,108	743,852,968
Affiliated issuers	10,511,929	10,511,929
Cash denominated in foreign currency	681,421	682,703
Receivable for investment securities sold		15,002,233
Dividends, interest and securities lending income receivable		879,227
Tax reclaim receivable		576,045
Receivable for shares of Common Stock subscribed		417,635
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		705
Prepaid expenses		53,183
		771,976,628
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		633,631
Payable for investment securities purchased		15,831,492
Liability for securities on loan—Note 1(c)		6,954,597
Payable for shares of Common Stock redeemed		313,038
Directors fees and expenses payable		9,203
Other accrued expenses		98,485
		23,840,446
Net Assets ($)		748,136,182
Composition of Net Assets ($):
Paid-in capital		579,697,847
Total distributable earnings (loss)		168,438,335
Net Assets ($)		748,136,182

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	20,860,963	960,191	84,925,253	641,389,775
Shares Outstanding	2,027,099	95,488	8,368,541	63,153,834
Net Asset Value Per Share ($)	10.29	10.06	10.15	10.16

See notes to financial statements.

17

STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $946,406 foreign taxes withheld at source):
Unaffiliated issuers	20,214,460
Affiliated issuers	61,798
Income from securities lending—Note 1(c)	18,409
Interest	8,460
Total Income	20,303,127
Expenses:
Management fee—Note 3(a)	6,518,801
Shareholder servicing costs—Note 3(c)	296,058
Custodian fees—Note 3(c)	112,248
Professional fees	91,214
Registration fees	70,158
Directors’ fees and expenses—Note 3(d)	64,253
Loan commitment fees—Note 2	15,349
Interest expense—Note 2	10,097
Prospectus and shareholders’ reports	8,096
Distribution fees—Note 3(b)	6,696
Miscellaneous	39,635
Total Expenses	7,232,605
Less—reduction in expenses due to undertaking—Note 3(a)	(205,931)
Net Expenses	7,026,674
Investment Income—Net	13,276,453
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	54,631,033
Net realized gain (loss) on forward foreign currency exchange contracts	(83,596)
Net Realized Gain (Loss)	54,547,437
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	64,879,000
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	299
Net Change in Unrealized Appreciation (Depreciation)	64,879,299
Net Realized and Unrealized Gain (Loss) on Investments	119,426,736
Net Increase in Net Assets Resulting from Operations	132,703,189

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	13,276,453	15,143,902
Net realized gain (loss) on investments	54,547,437	19,592,345
Net change in unrealized appreciation (depreciation) on investments	64,879,299	(24,788,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,703,189	9,947,723
Distributions ($):
Distributions to shareholders:
Class A	(523,791)	(544,724)
Class C	(28,849)	(28,756)
Class I	(3,416,787)	(4,119,172)
Class Y	(23,881,293)	(27,310,931)
Total Distributions	(27,850,720)	(32,003,583)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,415,896	2,223,659
Class C	127,497	112,371
Class I	22,452,453	22,442,835
Class Y	93,896,016	63,169,007
Distributions reinvested:
Class A	508,701	528,110
Class C	23,642	22,586
Class I	3,275,541	3,964,860
Class Y	8,403,972	10,066,536
Cost of shares redeemed:
Class A	(3,471,630)	(2,174,339)
Class C	(200,528)	(154,182)
Class I	(31,404,622)	(91,047,267)
Class Y	(124,355,945)	(81,724,929)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,329,007)	(72,570,753)
Total Increase (Decrease) in Net Assets	82,523,462	(94,626,613)
Net Assets ($):
Beginning of Period	665,612,720	760,239,333
End of Period	748,136,182	665,612,720

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	902,955	246,170
Shares issued for distributions reinvested	60,148	58,549
Shares redeemed	(367,697)	(241,007)
Net Increase (Decrease) in Shares Outstanding	595,406	63,712
Class C
Shares sold	13,141	12,623
Shares issued for distributions reinvested	2,849	2,547
Shares redeemed	(21,357)	(17,025)
Net Increase (Decrease) in Shares Outstanding	(5,367)	(1,855)
Class Ia
Shares sold	2,408,364	2,546,724
Shares issued for distributions reinvested	395,568	445,894
Shares redeemed	(3,487,474)	(9,977,633)
Net Increase (Decrease) in Shares Outstanding	(683,542)	(6,985,015)
Class Ya
Shares sold	10,275,549	7,091,191
Shares issued for distributions reinvested	1,011,033	1,133,223
Shares redeemed	(13,800,283)	(9,199,956)
Net Increase (Decrease) in Shares Outstanding	(2,513,701)	(975,542)

[a] During the period ended October 31,2019, 1,781 Class A shares representing $16,764 were exchanged for 1,808 Class I shares and 1,259,169 Class Y shares representing $11,753,778 were exchanged for 1,259,799 Class I shares and during the period ended October 31, 2018, 879,519 Class Y shares representing $7,779,440 were exchanged for 879,939 Class I shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.84	9.15	9.06	9.31	9.34
Investment Operations:
Investment income—net[a]	.15	.17	.10	.17	.13
Net realized and unrealized gain (loss) on investments	1.66	(.09)	.50	.01	.09
Total from Investment Operations	1.81	.08	.60	.18	.22
Distributions:
Dividends from investment income—net	(.20)	(.22)	(.37)	(.17)	(.21)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.36)	(.39)	(.51)	(.43)	(.25)
Net asset value, end of period	10.29	8.84	9.15	9.06	9.31
Total Return (%)[b]	21.39	.82	7.05	2.10	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.45	2.72	2.30	1.78	1.64
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	1.63	1.89	1.15	1.90	1.37
Portfolio Turnover Rate	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	20,861	12,652	12,510	8,086	12,169

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.64	8.93	8.85	9.11	9.13
Investment Operations:
Investment income—net[a]	.09	.10	.04	.10	.06
Net realized and unrealized gain (loss) on investments	1.62	(.08)	.48	.01	.10
Total from Investment Operations	1.71	.02	.52	.11	.16
Distributions:
Dividends from investment income—net	(.13)	(.14)	(.30)	(.11)	(.14)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.29)	(.31)	(.44)	(.37)	(.18)
Net asset value, end of period	10.06	8.64	8.93	8.85	9.11
Total Return (%)[b]	20.61	.11	6.17	1.33	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23	2.25	2.25	2.24	2.25
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	.93	1.10	.43	1.15	.61
Portfolio Turnover Rate	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	960	872	918	1,016	1,033

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

22

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.72	9.03	8.96	9.22	9.25
Investment Operations:
Investment income—net[a]	.18	.19	.13	.20	.15
Net realized and unrealized gain (loss) on investments	1.63	(.09)	.48	.01	.10
Total from Investment Operations	1.81	.10	.61	.21	.25
Distributions:
Dividends from investment income—net	(.22)	(.24)	(.40)	(.21)	(.24)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.38)	(.41)	(.54)	(.47)	(.28)
Net asset value, end of period	10.15	8.72	9.03	8.96	9.22
Total Return (%)	21.79	1.03	7.24	2.41	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.05	1.05	1.03	1.03
Ratio of net expenses to average net assets	1.05	1.05	1.05	1.03	1.03
Ratio of net investment income to average net assets	1.92	2.19	1.45	2.18	1.63
Portfolio Turnover Rate	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	84,925	78,954	144,781	157,168	151,538

a Based on average shares outstanding.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.73	9.03	8.96	9.22	9.25
Investment Operations:
Investment income—net[a]	.18	.19	.13	.20	.15
Net realized and unrealized gain (loss) on investments	1.63	(.08)	.48	.01	.10
Total from Investment Operations	1.81	.11	.61	.21	.25
Distributions:
Dividends from investment income—net	(.22)	(.24)	(.40)0)	(.21)	(.24)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.38)	(.41)	(.54)	(.47)	(.28)
Net asset value, end of period	10.16	8.73	9.03	8.96	9.22
Total Return (%)	21.81	1.18	7.26	2.42	2.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.02	1.03	1.01	1.01
Ratio of net expenses to average net assets	1.01	1.02	1.03	1.01	1.01
Ratio of net investment income to average net assets	1.95	2.17	1.45	2.19	1.63
Portfolio Turnover Rate	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	641,390	573,136	602,031	610,377	597,186

a Based on average shares outstanding.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Real Estate Securities Fund to BNY Mellon Global Real Estate Securities Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income,

25

NOTES TO FINANCIAL STATEMENTS (continued)

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

26

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

27

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	743,852,968	-	-	743,852,968
Investment Companies	10,511,929	-	-	10,511,929
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	705	-	705

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $3,798 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These

29

NOTES TO FINANCIAL STATEMENTS (continued)

risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,181,331, undistributed capital gains $37,692,161 and unrealized appreciation $100,564,843.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $17,592,725 and $18,902,586, and long term capital gains $10,257,995 and $13,100,997, respectively.

30

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $300,550 with a related weighted average annualized interest rate of 3.36%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this

31

NOTES TO FINANCIAL STATEMENTS (continued)

expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $205,931 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended October 31, 2019, the Distributor retained $1,635 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $6,696 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $44,107 and $2,232, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

32

redemptions. During the period ended October 31, 2019, the fund was charged $8,019 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $112,248 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $596,148, Distribution Plan fees of $607, Shareholder Services Plan fees of $4,573, custodian fees of $47,744, Chief Compliance Officer fees of $4,504 and transfer agency fees of $1,280, which are offset against an expense reimbursement currently in effect in the amount of $21,225.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2019, amounted to $539,683,759 and $572,135,166, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

34

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	705	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	705	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	705	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	705		-	-	705
Total	705		-	-	705

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Forward contracts	583,891

At October 31, 2019, the cost of investments for federal income tax purposes was $653,787,074, accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $100,578,528, consisting of $133,918,641 gross unrealized appreciation and $33,340,113 gross unrealized depreciation.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Estate Securities Fund (formerly, Dreyfus Global Real Estate Securities Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Real Estate Securities Fund (the “Fund”) (formerly, Dreyfus Global Real Estate Securities Fund) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 17.45% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,467,726 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.0036 per share as a short-term capital gain distribution and also $.0313 per share as a long-term capital gain distribution paid on March 19, 2019 and also $.0197 per share as a short-term capital gain distribution and also $.1099 per share as a long-term capital gain distribution paid on December 26, 2018.

37

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1991)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

38

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

BNY Mellon Global Real Estate Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6593AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,689 in 2018 and $85,136 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $22,793 in 2018 and $16,445 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,446 in 2018 and $9,027 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $121 in 2018 and $133 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)